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The right choice for the long termSM

EUROPACIFIC GROWTH FUND

LAYING THE GROUNDWORK:
HOW RESEARCH MAKES A DIFFERENCE

[cover photograph: Nick Grace, one of nearly three dozen analysts who support EuroPacific Growth Fund, on his way to a research call in London.]

Annual report for the year ended March 31, 2003

EUROPACIFIC GROWTH FUND(R)

EuroPacific Growth Fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

EuroPacific Growth Fund is one of the 29 American Funds,SM the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

CONTENTS
Letter to shareholders, with results at a glance                  1
Tapping global potential                                          4
The value of a long-term perspective                              5
Feature article: Laying the groundwork                            6
Investment portfolio                                             13
Financial statements                                             26
Trustees and officers                                            39
The American Funds family                                back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 5 for Class A share results with relevant sales charges. Results for other share classes can be found on page 37. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

ABOUT OUR COVER: Nick Grace, one of nearly three dozen analysts who support EuroPacific Growth Fund, on his way to a research call in London.

FELLOW SHAREHOLDERs:

[photograph: Isabel de Wismes walking across a street]

Fiscal 2003 proved to be another difficult period for global stocks. A Pandora's box of adversity -- including lackluster economic growth, a series of corporate scandals, surging oil prices and war with Iraq -- unleashed itself on an already skittish marketplace, further undermining investor confidence. The selloff was broad and severe, with the greatest damage occurring in the first half of the reporting period.

In this environment, there were few places for investors to hide. The MSCI EAFE(R) (Europe, Australasia, Far East) Index, an unmanaged measure of 21 major markets outside North America, declined 23.0% for the 12 months ended March 31. Stock prices in the U.S. fared even worse; the unmanaged Standard & Poor's 500 Composite Index, with monthly dividends reinvested, declined 24.8%.

EuroPacific Growth Fund was not immune to the bad news. The fund fell 23.2% for the 12 months, including reinvestment of the dividend of 24.2 cents a share paid in December. That was slightly better than the 24.6% average decline of the 823 international funds tracked by Lipper during the period.

Although the fund's return was disappointing, even amid such challenging conditions, we would mention that the longer term record has continued to be strong. Over the past five years -- a period roughly coinciding with the most recent bull and bear markets -- EuroPacific posted an annualized decline of just 2.1%, comfortably outpacing both the EAFE Index and the Lipper average, as the table below shows. As you can see, the fund's advantage was even more pronounced over longer time frames.

JITTERS ALL AROUND

Stock prices began dropping shortly after the fund's fiscal year began in April of 2002. The outlook for corporate profits darkened as the global economic revival failed to materialize. Business investment remained anemic, unemployment worsened around the world and consumer spending showed signs of flagging. As the list of woes mounted, investor pessimism intensified. The EAFE Index fell 9.9% in July and 10.7% in September, tracing similar declines among U.S. stocks.

The free fall ended in early October, when stock prices touched a five-year low. A strong rally followed, only to be interrupted at year end by war worries, rising oil prices and renewed doubts about the pace of economic resurgence. Overall, declines were more moderate in the second half of the reporting period.

[Begin Sidebar]
RESULTS AT A GLANCE
(for periods ended March 31, 2003, with all distributions reinvested)

                                                        TOTAL RETURN               AVERAGE ANNUAL COMPOUND RETURNS
                                                           1 YEAR             5 YEARS        10 YEARS           LIFETIME*
EuroPacific Growth Fund                                    -23.2%             -2.1%            +6.7%            +11.4%
MSCI EAFE(R)(Europe, Australasia, Far East) Index/1/       -23.0              -6.9             +2.2              +8.6
Lipper international funds average/2/                      -24.6              -6.6             +3.2              +8.7

*Since April 16, 1984
/1/ The index is unmanaged.
/2/ Source: Lipper. Figures do not reflect the effect of sales charges.

[End Sidebar]

HOW INDIVIDUAL MARKETS FARED

The eurozone continues to struggle with worsening business and economic conditions. Germany (-42.3%),1 Europe's largest economy, had the worst returns of any major market; the Netherlands (-35.8%), France (-29.5%) and Switzerland (-20.7%) likewise declined. While the economy in the United Kingdom has been more buoyant, stock prices nonetheless fell 22.4%.

/1/ Country returns are based on MSCI indexes, are measured in U.S. dollars and assume reinvestment of dividends.

The bleak story was much the same throughout the Pacific Basin. Japanese stocks slid 18.4% for the 12 months and hit a 17-year low in March. Korean stocks (-30.6%), which until recently had attracted strong investor attention, were badly hobbled by political tensions with its northern neighbor. Taiwan (-32.4%) and Mexico (-30.5%) also suffered, as did Hong Kong (-22.6%), which was dealt another blow by the outbreak of severe acute respiratory syndrome (SARS) at the end of the reporting period.

On a somewhat brighter note, stock prices in Australia (-0.5%) and Canada (-10.0%) held up relatively well, reflecting the generally more robust economic conditions of both countries.

Finally, with the U.S. dollar under pressure during the year -- it weakened 20.0% against the euro, 10.9% against the Japanese yen, and 11.7% and 7.9% against the Australian and Canadian dollars respectively -- losses were cushioned somewhat for U.S. investors. At the same time, however, the relative strength of many of these currencies squeezed profits for non-U.S. exporters.

NEGOTIATING ROCKY TERRAIN

The skittishness in the recent period was widespread and, to a certain extent, indiscriminate. That has made for a treacherous environment in which to invest defensively. Stocks with any uncertainty attached to them -- regardless of the quality of the underlying companies -- have been badly punished, a sentiment that has negatively affected many of the fund's holdings.

Among major portfolio holdings, AstraZeneca, the fund's largest position, slid 31.3%; Vivendi Universal, Samsung Electronics and Petrobras also fell sharply. European insurance and financial firms turned in particularly discouraging returns. The sector is typically viewed as a defensive one, owing to generally solid balance sheets and strong cash flows. However, over the past year investors have pummeled the prices of those stocks, due to the high debt carried by many of these companies and their exposure to local stock markets. As a result, longtime fund holdings such as Allianz, ING and Aegon all dropped more than 50% in price during the fiscal year. While we are still encouraged by the prospects for these companies, and have added to our holdings in some instances, we simply did not anticipate the intensity of the decline.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.*

                                       EUROPACIFIC                    EAFE
                                       GROWTH FUND                   INDEX+
                                (3/31/2003)      (3/31/2002)       (3/31/2003)
EUROPE
United Kingdom                    16.8%            16.7%             27.6%
Netherlands                        6.4              6.8               5.1
France                             6.3              5.1               9.2
Switzerland                        3.8              3.8               8.1
Germany                            3.2              3.6               5.6
Spain                              1.9               .7               3.6
Norway                             1.6              1.8                .4
Denmark                            1.4               .9                .8
Belgium                            1.2               .7                .9
Sweden                             1.1              1.2               2.0
Italy                              1.0              1.2               3.8
Finland                            1.0              2.5               1.9
Ireland                             .7              1.6                .8
Austria                             .5               --                .2
Other Europe                        .8              1.2                .7
                                  47.7             47.8              70.7

PACIFIC BASIN
Japan                             14.0             13.5              21.3
Canada                             5.5              3.5                --
South Korea                        5.2              2.9                --
Australia                          3.6              3.5               5.2
Mexico                             3.1              3.7                --
Taiwan                             2.2              3.5                --
Hong Kong                           .9              1.7               1.7
China                               .5               --                --
Other Pacific Basin                 .4              1.5               1.1
                                  35.4             33.8              29.3

OTHER
Brazil                             3.0              2.7                --
South Africa                       1.4              1.2                --
Other countries                     .3               .5                --
                                   4.7              4.4                --

Cash & equivalents                12.2             14.0                --

TOTAL                            100.0%           100.0%            100.0%

* A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
+  Weighted by market capitalization
[End Sidebar]

Intensive  company  research  has  helped us steer  clear of most of the  recent corporate scandals, but we were not entirely spared. We were unpleasantly surprised, for example, by the revelations in February of accounting irregularities by a U.S. subsidiary of Ahold, a Dutch supermarket retailer. We had built a large position in the company in early 2002, a decision based on strong operating assets, low valuations and a stated strategy of debt reduction. Although we had paid particular attention to financial statements, we did not spot any signs of outright accounting manipulation. The stock price dropped dramatically when the news broke, and although we have held on to the investment for the time being, risk is obviously still a concern.

Fortunately, a fair number of larger holdings managed to hold up relatively well, either rising in price or declining considerably less than the markets in which they are traded. Investments in food companies, which we had been building for the past several years, generally supported returns. Gainers in that group included Unilever and Danone. Petro-Canada likewise resisted the downward trend of its industry and appreciated more than 30% in price. Bank of Nova Scotia was one of a few banks that rose, while several others retreated only slightly. Vodafone, our second-largest position, declined a modest 3.5%.

LOOKING AHEAD

With international share prices off some 50% from their highs in March 2000 (measured by the EAFE Index), it appears that much of the excess has been wrung out of the bubble of the late 1990s. Valuations are once again becoming compelling and many companies are beginning to appear attractive relative to their fundamentals. New investments have reduced our cash and equivalents position to 12.2% from 14.0% a year ago.

We have been selectively adding to the portfolio. Notable increases include media giant Vivendi Universal and Cia. Vale do Rio Doce, the world's largest exporter of iron ore. We have also substantially enlarged longtime telecommunications holdings such as Vodafone and Canada's BCE, and have added a number of new service providers, including Swisscom, mm02 of the U.K., Deutsche Telekom and Telefonica of Spain. For more information on how we evaluate companies for the portfolio, please see the article, "Laying the groundwork," that begins on page 6.

A BROADLY DIVERSIFIED PORTFOLIO

Our company-by-company investment approach leads to broad diversification, with nearly 30 industries reflected in the portfolio. Diversified and wireless telecommunications currently represent our largest industry concentration, at nearly 13% of net assets combined. Pharmaceuticals also account for a significant part of the portfolio, although price declines and some selling have reduced it to 8.5% of net assets from 10.7% a year ago. We have unwound a number of our Australian bank positions, selling into strength; banks now reflect 7.3% of net assets, down from 8.3% last year.

Among geographic concentrations, investment activity and market movements have increased the fund's exposure to companies based in Canada, France, Spain and South Korea and decreased it to Hong Kong and Taiwan. (Please see the table on page 2 for details.)

STICKING WITH IT

We have without a doubt been dealing with the most challenging period since EuroPacific Growth Fund began nearly two decades ago. The stock downturn that began in March of 2000 has proved to be the steepest and most prolonged bear market in some 60 years. Complicating the situation is the apparent randomness of many of the declines. Stock prices of well-run companies with solid fundamentals have fallen right along with those that had been unrealistically bid up. That has increased the pain even for cautious investors, although it has also created historic opportunities.

We appreciate your continued support during these difficult times and continue to make every effort to prepare the portfolio for better times ahead.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Mark Denning
Mark Denning
President

May 12, 2003


[begin sidebar]
TAPPING GLOBAL POTENTIAL
[begin table chart]

1978                    1979                     1980                       1981                    1982
+6%                     +14%                     +30%                       -4%                     +22%
+34%                    +6%                      +24%                       -1%                     -1%
All Major Stock         U.S. Stock Market        U.S. Stock Market          All Major Stock         U.S. Stock Market
Markets Outside                                                             Markets Outside
North America                                                               North America


1983                    1984                     1985                       1986                    1987
+22%                    +6%                      +33%                       +18%                    +4%
+25%                    +8%                      +57%                       +70%                    +25%
All Major Stock         All Major Stock          All Major Stock            All Major Stock         All Major Stock
Markets Outside         Markets Outside          Markets Outside            Markets Outside         Markets Outside
North America           North America            North America              North America           North America


1988                    1989                     1990                       1991                    1992
+16%                    +31%                     -2%                        +31%                    +7%
+29%                    +11%                     -23%                       +12%                    -12%
All Major Stock         U.S. Stock Market        U.S. Stock Market          U.S. Stock Market       U.S. Stock Market
Markets Outside
North America


1993                   1994                     1995                        1996                    1997
+10%                   +2%                      +38%                        +24%                    +34%
+33%                   +8%                      +12%                        +6%                     +2%
All Major Stock        All Major Stock          U.S. Stock Market           U.S. Stock Market       U.S. Stock Market
Markets Outside        Markets Outside
North America          North America


1998                   1999                     2000                        2001                    2002
+31%                   +22%                     -13%                        -12%                    -23%
+20%                   +27%                     -14%                        -21%                    -16%
U.S. Stock Market      All Major Stock          U.S. Stock Market           U.S. Stock Market       All Major Stock
                       Markets Outside                                                              Markets Outside
                       North America                                                                North America

The table above compares total returns for the unmanaged MSCI EAFE (Europe, Australasia, Far East) and U.S. indexes over the past 25 calendar years. Figures in red represent U.S. stocks; those in blue show stocks in major markets outside North America.
[end table chart]

[End Sidebar]


A WORLD OF OPPORTUNITY

With about half of the world's investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 12 of the past 25 calendar years.

TEMPERED VOLATILITY

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments: Over the past 25 calendar years, the least volatile equity portfolio would have been composed of approximately 60% U.S. stocks and 40% non-U.S. stocks -- and nearly as rewarding as one invested entirely in U.S. stocks. (Volatility is measured by standard deviation, or how returns have varied from the mean over time.)

ACTIVE MANAGEMENT

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research expertise of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmarks.

[begin mountain chart]

              EUROPACIFIC              MSCI EAFE/3/
Year          GROWTH FUND/1,2/         Index,            Consumer             original
Ended         with Dividends           with dividends    Price Index /3,4/    investment/1/
March 31      Reinvested               reinvested        (Inflation)

1985*          9,941                   10,348            10,320               10,000
1986          15,357                   19,228            10,553               10,000
1987          19,813                   31,010            10,873               10,000
1988          21,422                   36,220            11,300               10,000
1989          24,569                   40,522            11,862               10,000
1990          28,742                   35,925            12,483               10,000
1991          31,359                   36,954            13,094               10,000
1992          35,033                   34,104            13,511               10,000
1993          37,728                   38,200            13,928               10,000
1994          47,638                   46,923            14,277               10,000
1995          47,974                   49,913            14,685               10,000
1996          57,494                   56,238            15,102               10,000
1997          66,627                   5,224             15,519               10,000
1998          80,601                   68,054            15,732               10,000
1999          87,198                   72,386            16,004               10,000
2000          134,560                  90,773            16,605               10,000
2001          98,853                   67,471            17,090               10,000
2002          94,302                   61,921            17,342               10,000
2003          72,463                   47,710            17,866               10,000

[end mountain chart]

Year Ended March 31               1985*       1986        1987        1988        1989        1990        1991        1992

Total Value Dividends             $69         35          118         491         316         527         656         611
Reinvested

Value at Year-End(1)              $9,941      15,357      19,813      21,422      24,569      28,742      31,359      35,033

EuroPacific's Total Return        -0.5%       54.5        29.0        8.1         14.7        17.0        9.1         11.7



Year Ended March 31               1993        1994        1995        1996        1997        1998        1999        2000

Total Value Dividends             538         515         715         1,131       1,062       1,155       991         841
Reinvested

Value at Year-End(1)              37,728      47,638      47,974      57,494      66,627      80,601      87,198      134,560

EuroPacific's Total Return        7.7         26.3        0.7         19.8        15.9        21.0        8.2         54.3



Year Ended March 31               2001        2002        2003

Total Value Dividends             637         2,209       836
Reinvested

Value at Year-End(1)              96,853      94,302      72,463

EuroPacific's Total Return        -28.0       -2.6        -23.2

Average annual compound rate of return for fund's lifetime: 11.0%1,2

* For the period April 16, 1984 (commencement of operations) through March 31, 1985.
(1) Results reflect payment of maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments.
(2) Includes reinvested dividends of $13,452 and reinvested capital gain distributions of $34,897.
(3) The indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sales of fund shares.
[end mountain chart]

AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment for periods ended March 31, 2003, with all distributions reinvested and payment of the 5.75% maximum sales charge at the beginning of the stated periods)

CLASS A SHARES+
1 year                           -27.57%
5 years                           -3.26%
10 years                          +6.12%

+ Results for other share classes can be found on page 37.



LAYING THE GROUNDWORK:
HOW RESEARCH MAKES A DIFFERENCE


Faced with the aftermath of the stock bubble and a rash of accounting scandals, many investors are renewing their focus on company fundamentals. For EuroPacific's investment professionals, however, intensive global research is nothing new. A commitment to getting to know companies inside and out is at the core of our investment approach.

"The work that our analysts do is key to helping us crowd out the `noise' of the marketplace and really concentrate on a company's prospects several years down the line," says Mark Denning, EuroPacific's president and one of its six portfolio counselors. "Over time, the ability to spot growth opportunities early on has added real value for shareholders."

EuroPacific is supported by nearly three dozen analysts, who are in turn part of the global research effort maintained by Capital Research and Management Company, investment adviser for all of the American Funds. That network operates out of 11 offices -- including seven based outside of the U.S. -- and involves over 140 investment professionals. Capital Research commits substantial resources -- $160 million in 2002 -- to investment research. Over the past three years, when many investment firms scaled back their spending, Capital Research increased its analyst roster by nearly 30%.

[photogaph: Nick Grace, analyst]
[Begin Caption] Nick Grace,  analyst
London [End Caption]

[photograph: Hungerford Bridge]
[Begin Caption]
Hungerford Bridge over the Thames River
London
[End Caption]

[photograph: double-decker bus]


[Begin Pull Quote]
"Through good times and bad, our process has not changed. Our goal is to find good values by calling on individual companies, their customers, competitors and other industry sources."

Andrew Suzman
Fund analyst
[End Pull Quote]

On the following pages, you'll hear from a few of EuroPacific's research analysts. They talk about how they gather information, what criteria they use to judge a company's fitness for the portfolio and how their strongest ideas ultimately translate into investments for the fund.

SURVEYING THE LANDSCAPE

In their efforts to determine a company's true worth, analysts rely on an ongoing cycle of information gathering, number crunching and constant questioning of a wide variety of individuals. It's a regimen that demands intensive financial analysis and countless miles of travel, to visit corporate headquarters, manufacturing facilities and retail outlets.

"Before I go into a meeting with a company's top people, I build detailed financial models," explains Gadi Slade, a London-based analyst who follows European telecommunications companies. "I ask myself, `What are the two or three things that are going to drive the share price? Is it consolidation? Revenue growth? Liquidity?' As I break down the data, I write a long list of questions to put to management. That allows me to focus on the most crucial issues, even if I cover nothing else."

"Through good times and bad, our process has not changed," adds Andrew Suzman, a fund analyst who is also the co-director of Capital's global research unit. "Our goal is to find good values by calling on individual companies, their customers, competitors and other industry sources. At the same time, we are building a broad base of knowledge about markets and industries, which we believe should help us make better investment decisions over time. To that end, we endeavor to follow every company with a market capitalization of $3 billion and higher, and many smaller companies besides." Last year, Capital's analysts made over 9,000 research visits in more than 50 countries.

A GLOBAL JIGSAW PUZZLE

Fundamental research is largely an evolutionary process, and analysts typically build their recommendations over time. For Nick Grace, who has been following the metals and mining industry for 13 years, a longstanding interest in China planted the early seed of an investment idea. "I first visited China in 1988, on a two-month backpacking trip," says Nick, a native New Zealander. "Although at the time I was more interested in finding a place to sleep than understanding the drivers of aluminum demand, it became apparent to me even then that the giant was awakening."

[photograph: Main town square]
[Begin Caption]
Main town square
Zagreb, Croatia
[End Caption]

[Begin Sidebar]
For most investment ideas, the true test of success lies years, not months, down the road.
[End Sidebar]

[photograph: person walking on a street in Croatia]

More than a dozen subsequent visits have strengthened Nick's conviction that China represents opportunity for companies with the wherewithal to tap into this enormous market. Analysis of the metals industry has traditionally focused on the supply side of the business, but he reasoned that changes in demand could be equally important drivers of growth. "China is still in the relatively early stages of economic development, which means that the demand for basic infrastructure -- highways, bridges, hospitals -- should grow at a much faster pace than in the West or Japan, which are more mature," he notes. "Furthermore, the country also lacks such natural resources as iron and copper; that could prove to be a windfall for global mining companies able to meet those needs. From an investment standpoint, China's market is the least transparent piece of the jigsaw puzzle, so I believed that if you spent enough time getting to know it, you could gain an advantage."

With this long-term thesis in mind, Nick scrutinized companies he believed would eventually profit from burgeoning Chinese demand. His research took him to giant mining operations in the Amazon, meetings with union leaders in South Africa, and interviews with management in Great Britain. Among those companies he believed would fit the bill were Cia. Vale do Rio Doce and POSCO. A number of EuroPacific's metal holdings held up well during the down market, but for Nick the true test lies several years down the road.

[photograph: Isabelle de Wismes]
[Begin Caption]
Isabelle de Wismes, analyst
New York
[End Caption]

QUALITY CHECK

Although EuroPacific has not been entirely immune to the effects of the recent accounting scandals, analysts work hard to avoid blowups. For energy analyst Cathy Kehr, the quality of a company's earnings provides essential clues about its underlying value. In her view, a healthy earnings profile is a baseline criterion for a fund holding. "During the bubble," she says, "even companies with poor earnings quality and weak managements could see their stock prices rise for a while. But as the aftermath of the frenzy made abundantly clear, it can all go badly very quickly."

Divining the true condition of a company's earnings is not always easy. Cathy has been following the energy industry for a decade now, and over the years she has learned what to watch out for. "A classic tactic among many energy companies is to overstate their oil and natural gas reserves," she explains. "This can materially inflate earnings by reducing depreciation. It won't show up in the accounting numbers until the company takes a write-off. The Securities and Exchange Commission is now looking into the issue, but it's something we've always tried to be vigilant about in our work."

Cathy relies on her strong relationships with managements and other key industry players. "Cultivating sources whom you trust -- finding the right `go-to' people -- is a process that can take years, but it's definitely worth the effort. At the same time, I'm always on the lookout for unethical management, which I obviously try to avoid -- no matter where the stock price is heading in the short term."

UNCOVERING VALUE

In keeping with the fund's long-term investment perspective, EuroPacific's analysts have the freedom to ignore market trends and set their sights on selecting companies whose stocks are selling for less than they believe they are worth. Research helps build the courage that is often needed to go against the grain.

[Begin Sidebar]
To help crystallize information into useful ideas, Capital groups its analysts into industry-specific global "clusters."
[End Sidebar]

[photograph: Sung Lee, analyst]
[Begin Caption]
Sung Lee, analyst
Seoul
[End Caption]

[photograph: people walking on a street in Seoul, Korea]

[Begin sidebar]
RESEARCH AS A CAREER

Many of Capital's analysts have been at their jobs for quite some time. Lengthy tenure provides a depth of knowledge about companies and industries -- through full market cycles -- that is rare in the investment business and invaluable for making informed investment recommendations. Research is so highly regarded that analysis is viewed as a career path rather than a steppingstone to portfolio management.

Of the 35 analysts involved with EuroPacific, 21 have more than 10 years of investment experience; eight have been in the business for 15 years or more.

Cultural experience has its benefits as well, particularly for an international fund. In many cases, analysts live in the regions they cover and reap the rewards of proximity: They speak the languages, understand the regulatory environments and are familiar with the business cultures and their protocols. Though hard to quantify, this knowledge can make a difference.

NUMBER OF EUROPACIFIC ANALYSTS:                                 35
AVERAGE YEARS OF INVESTMENT EXPERIENCE:                         12
LANGUAGES SPOKEN:                                               14
COUNTRIES OF ORIGIN:                                            15
[End Sidebar]

[photograph: David Riley, Harry Tai and Gadi Slade]
[Begin Caption]
David Riley, Harry Tai and Gadi Slade
Telecommunications analysts
[End Caption]

After his sector collapsed in early 2000, global telecommunications analyst David Riley spent two years being "ultra-defensive," as he describes it. Even though stock prices were dropping sharply, valuations did not appear attractive to him, particularly for those companies with massive debt burdens. However, his optimism began to grow, as a number of companies started to take drastic action to address their weak balance sheets. "The rating agencies and the market were still fairly negative, but companies such as KPN, Deutsche Telekom and France Telecom brought in new management teams who started to focus on slashing capital expenditure, controlling costs and abandoning aggressive international expansion plans. These moves are resulting in strong growth in free cash flow and leading to improved balance sheets. Meanwhile, many weak new entrant telecom operators simply died off, bringing about an improvement in the competitive landscape."
Convinced that valuations were finally reasonable and balance sheets were strengthening, David made a number of recommendations, and the fund's telecom holdings have increased considerably in size over the past year.

MANY HEADS ARE BETTER THAN ONE

Analysts spend many hours doing work on companies, but theirs is hardly a solo effort. A spirit of collaboration reigns. Joint company visits and overlapping industry coverage encourage crucial multi-faceted perspectives.

To help crystallize information into useful ideas, Capital groups its analysts into industry-specific global "clusters." Members, who are generally scattered across the globe, regularly communicate via conference calls, e-mail and other channels.

"Because clusters involve analysts from all around the world, themes will often come to light that you might have otherwise missed," says Gadi Slade. He recalls a recent trip to Japan and Korea with four other Capital telecommunications analysts. "By and large, telecom companies operate regionally, so it's rare, for instance, to see a U.S. analyst visit an Asian firm. But I think that the most enlightening part of the trip came from the discussions between meetings, when we analysts were able to share our views on issues like regulation and technology, which affect all of our markets."

Information also flows freely across different industries. For example, Isabelle de Wismes, who follows European banks, often turns to her counterparts in other sectors to help spot red flags. "A bank's fortunes depend on the health of its borrowers, so second-party risks need to be thoroughly understood," says Isabelle, who has been following the banking industry for 19 years. Not long ago, she grew concerned about the high exposure a number of banks had to U.S. and British electric utilities, which had been experiencing difficulties. "Several banks had extended billions of dollars in long-term loans to these companies to finance power plants and for other purposes. It was important to determine which utilities were more likely to make good on their obligations." She consulted with Capital stock and bond utility analysts to get their perspectives on the health of the balance sheets in question -- even joining them on company visits. "I was able to learn which banks carried high-quality names and which were at risk of defaulting. That was enormously helpful in assessing the risk of potential losses and, consequently, the value of the banks."

[photograph: Alfonso Barroso, analyst]
[Begin Caption]
Alfonso Barroso, analyst
London
[End Caption]

A RESEARCH PORTFOLIO

To help transform ideas into investment decisions, analysts keep portfolio counselors informed of their findings throughout the research process. They also have a unique channel through which to demonstrate the strength of their convictions: They can actually invest in those companies through the research portfolio, a portion of assets set aside to be managed by the analysts themselves.

"The research portfolio may be one of the most striking innovations of our investment approach," says Nick Grace, who, with Hong Kong-based analyst Noriko Chen, coordinates EuroPacific's research portfolio. "It essentially has two functions: first, to produce strong investment results for shareholders; and second, to serve as a signaling mechanism to the fund's portfolio counselors." Because analysts draw on a limited pool of dollars -- EuroPacific's research portfolio accounts for about one-fifth of assets -- only the very strongest convictions are represented.

PREPARING FOR THE FUTURE

The past few years have been difficult even for seasoned investors, but adversity can be a potent teacher. As Andrew Suzman concedes, he and his fellow analysts have learned some uncomfortable lessons during this bear market. "This has without question been a painful period, but there's a silver lining in that we are now building the collective experience we hope will make us better investors in the years ahead."

[Begin Sidebar]
A WEALTH OF EXPERIENCE

To help put market events in perspective, EuroPacific's analysts often draw on the expertise of the fund's six portfolio counselors. Collectively, counselors contribute 123 years of experience -- most of that time serving the American Funds.

Portfolio counselor   Years of investment experience       Years with American Funds and affiliates

Stephen Bepler                      37                                        31
Mark Denning                        21                                        21
Timothy Dunn                        17                                        13
Alwyn Heong                         15                                        11
Carl Kawaja                         15                                        12
Robert Lovelace                     18                                        18

[End Sidebar]


INVESTMENT PORTFOLIO, MARCH 31, 2003


[begin pie chart]
INDUSTRY DIVERSIFICATION

Percent of net assets
Pharmaceuticals                                          8.45 %
Banks                                                    7.34
Diversified Telecommunication Services                   7.15
Oil & Gas                                                6.81
Food Products                                            5.67
Bonds & notes                                            0.03
Other industries                                        52.34
Cash & equivalents                                      12.21
[end pie chart]

                                                      Percent
                                                      of net
LARGEST EQUITY HOLDINGS                               assets

AstraZeneca                                               2.89 %
Vodafone Group                                            2.50
Unilever PLC                                              2.12
Nestle                                                    1.82
Vivendi Universal                                         1.51
KPN                                                       1.41
Cia. Vale do Rio Doce                                     1.41
Samsung Electronics                                       1.38
Petrobras                                                 1.33
Bank of Nova Scotia                                       1.29



                                                                                         Shares or principal       Market value
Equity securities (common and preferred stocks and convertible debentures)                            amount               (000)

PHARMACEUTICALS  -  8.45%
AstraZeneca PLC (Sweden) (1)                                                                      14,341,617       $    489,384
AstraZeneca PLC (United Kingdom) (1)                                                               4,863,000            165,593
Aventis SA (France) (1)                                                                            4,933,550            216,091
Novo Nordisk A/S, Class B (Denmark) (1)                                                            6,061,200            199,636
Sanofi-Synthelabo (France) (1)                                                                     3,290,000            165,181
UCB NV (Belgium) (1)                                                                               7,290,900            157,727
Shionogi & Co., Ltd. (Japan) (1)                                                                  10,839,000            146,611
Novartis AG (Switzerland) (1)                                                                      3,613,960            133,538
H. Lundbeck A/S (Denmark) (1)                                                                      6,986,388            129,673
Chugai Pharmaceutical Co., Ltd. (Japan)                                                            6,418,000             65,131
Elan Corp., PLC (ADR) (Ireland) (2)                                                               16,675,800             46,525


BANKS  -  7.34%
Bank of Nova Scotia (Canada)                                                                       8,296,200            293,486
HSBC Holdings PLC (United Kingdom) (1)                                                            11,673,571            120,115
HSBC Holdings PLC (1)                                                                             11,505,980            117,955
Kookmin Bank (South Korea) (1)                                                                     8,060,000            186,089
HBOS PLC (United Kingdom) (1)                                                                     16,231,012            166,522
Svenska Handelsbanken Group, Class A (Sweden) (1)                                                  9,813,100            138,544
Allied Irish Banks, PLC (Ireland)                                                                  7,066,900             97,388
Westpac Banking Corp. (Australia) (1)                                                             10,106,435             92,068
Hang Seng Bank Ltd. (Hong Kong) (1)                                                                8,605,100             87,715
ABN AMRO Holding NV (Netherlands) (1)                                                              6,000,004             87,588
Lloyds TSB Group PLC (United Kingdom) (1)                                                         16,000,000             81,381
Sumitomo Mitsui Financial Group, Inc. 2.25% convertible preferred 2005 (Japan)          13,119,000,000 units             79,391
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                                      3,280,000             47,462
Societe Generale (France) (1)                                                                        835,000             42,997
Toronto-Dominion Bank (Canada)                                                                       766,400             16,925
UFJ International Finance (Bermuda) Trust 0.53% convertible preferred 2014 (Japan)       3,000,000,000 units              5,261
DBS Group Holdings Ltd. (Singapore) (1)                                                              614,378              3,204


DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.15%
Royal KPN NV (Netherlands) (1) (2)                                                                49,702,400            319,493
Telefonica, SA (Spain) (1) (2)                                                                    27,566,705            258,453
BCE Inc. (Canada)                                                                                 12,019,097            221,195
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                              6,399,000            190,178
Telefonos de Mexico, SA de CV, Class L                                                             7,180,000             10,656
KT Corp. (ADR) (South Korea)                                                                       5,020,000             86,193
KT Corp. (1)                                                                                       2,359,330             80,719
Deutsche Telekom AG (Germany) (1)                                                                 14,504,600            159,192
Swisscom AG (Switzerland) (1)                                                                        420,770            129,602
France Telecom, SA (France) (1)                                                                    2,770,000             56,597
France Telecom, SA, rights, expire 2003 (2)                                                        2,770,000             10,863
Singapore Telecommunications Ltd. (Singapore) (1)                                                 48,097,000             36,534
Telecom Corp. of New Zealand Ltd. (New Zealand) (1)                                               10,444,100             26,139
Hellenic Telecommunications Organization SA (Greece)                                               1,800,000             16,472
Philippine Long Distance Telephone Co. (ADR) (Philippines) (2)                                     1,936,764             11,175
Cia. de Telecomunicaciones de Chile SA (ADR) (Chile)                                                 475,000              4,474
Telewest Communications PLC (United Kingdom) (2)                                                  77,919,721              2,523


OIL & GAS  -  6.81%
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                            19,911,150            301,654
Petro-Canada (Canada)                                                                              7,300,000            248,790
"Shell" Transport and Trading Co., PLC (United Kingdom) (1)                                       13,200,000             79,777
"Shell" Transport and Trading Co., PLC (New York registered)                                       1,675,000             60,669
Royal Dutch Petroleum Co. (Netherlands) (1)                                                        1,000,000             40,694
Royal Dutch Petroleum Co. (New York registered)                                                      500,000             20,375
Norsk Hydro AS (Norway) (1)                                                                        4,705,000            177,721
Norsk Hydro AS (ADR)                                                                                 250,000              9,497
Canadian Natural Resources, Ltd. (Canada)                                                          5,250,000            179,461
Sasol Ltd. (South Africa) (1)                                                                     12,494,100            137,896
ENI SpA (Italy) (1)                                                                                9,000,000            119,802
Suncor Energy Inc. (Canada)                                                                        3,010,618             52,554
LUKoil Holding (ADR) (Russia)                                                                        940,000             51,606
Nexen Inc. (Canada)                                                                                2,353,349             48,042
TOTAL FINA ELF SA, Class B (France) (1)                                                               85,000             10,745
TOTAL FINA ELF SA, STRIP VVPR (2)                                                                    180,000                  2
BG Group PLC (United Kingdom)                                                                      1,600,000              6,072


FOOD PRODUCTS  -  5.67%
Unilever PLC (United Kingdom)                                                                     51,887,084            480,291
Nestle SA (Switzerland)                                                                            2,092,000            413,393
Groupe Danone (France)                                                                             1,547,800            195,090
Unilever NV (Netherlands) (1)                                                                      1,675,000             99,251
Koninklijke Numico NV, Class C (Netherlands) (1)                                                   8,145,900             50,922
Nissin Food Products Co., Ltd. (Japan)                                                             2,246,500             46,774


WIRELESS TELECOMMUNICATION SERVICES  -  5.49%
Vodafone Group PLC (United Kingdom) (1)                                                          316,290,430            566,560
KDDI Corp. (Japan) (1)                                                                                57,234            171,140
SK Telecom Co., Ltd. (South Korea) (1)                                                             1,009,500            122,216
mm02 PLC (United Kingdom) (2)                                                                    157,000,000            110,979
America Movil SA de CV, Series L (ADR) (Mexico)                                                    7,536,400            100,762
America Movil SA de CV, Series L                                                                   7,180,000              4,845
China Unicom Ltd. (China) (1) (2)                                                                103,828,000             57,224
China Mobile (Hong Kong) Ltd. (China) (1)                                                         28,000,000             55,977
KT Freetel Co., Ltd. (South Korea) (1) (2)                                                         1,700,000             32,073
NTT DoCoMo, Inc. (Japan) (1)                                                                          10,873             20,529
Turkcell Iletisim Hizmetleri A? (Turkey) (1) (2)                                                 471,417,399              2,378


MEDIA  -  5.02%
Vivendi Universal (France) (1)                                                                    25,353,271            339,708
Vivendi Universal (ADR)                                                                              270,000              3,618
News Corp. Ltd. (ADR) (Australia)                                                                  3,845,300             99,593
News Corp. Ltd., preferred (1)                                                                    12,677,357             68,036
News Corp. Ltd. (1)                                                                                9,700,121             63,527
News Corp. Ltd., preferred (ADR)                                                                     745,100             15,938
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico) (2)                         4,413,400            110,997
Mediaset SpA (Italy)                                                                               8,980,200             68,022
Mediaset SpA (3)                                                                                   4,138,700             31,349
Thomson Corp. (Canada)                                                                             3,270,000             85,300
Granada PLC (United Kingdom)                                                                      63,964,920             57,592
Pearson PLC (United Kingdom)                                                                       7,537,272             57,208
WPP Group PLC (United Kingdom)                                                                     8,900,000             47,939
British Sky Broadcasting Group PLC (United Kingdom) (1) (2)                                        4,000,000             39,585
Nippon Television Network Corp. (Japan)                                                              281,700             29,112
Daily Mail and General Trust PLC, Class A, nonvoting (United Kingdom)                              2,969,700             21,696
New UPC, Inc. (formerly United Pan-Europe Communications NV,
Class A, (Netherlands)) (USA) (1) (2)                                                                  6,641                201

KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                                        3,430,000                  0
KirchPayTV GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                                        2,158,091                  0


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  3.90%
Samsung Electronics Co., Ltd. (South Korea) (1)                                                    1,360,810            312,020
Rohm Co., Ltd. (Japan) (1)                                                                         2,323,900            255,123
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1) (2)                                     193,617,891            230,621
Tokyo Electron Ltd. (Japan) (1)                                                                    1,314,800             51,227
ASML Holding NV (Netherlands) (1) (2)                                                              3,320,000             21,606
ASML Holding NV (New York registered) (2)                                                          1,500,000              9,855
Arm Holdings PLC (United Kingdom) (1) (2)                                                          4,000,000              3,251


AUTOMOBILES  -  3.43%
Honda Motor Co., Ltd. (Japan) (1)                                                                  8,745,100            288,215
Suzuki Motor Corp. (Japan) (1)                                                                    19,015,000            221,260
Fuji Heavy Industries Ltd. (Japan) (1)                                                            26,249,000             97,775
Bayerische Motoren Werke AG (Germany) (1)                                                          3,070,000             84,660
Renault SA (France) (1)                                                                            1,475,835             48,675
Nissan Motor Co., Ltd. (Japan) (1)                                                                 3,045,000             20,552
DaimlerChrysler AG (Germany)                                                                         600,000             17,583


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  3.39%
Hon Hai Precision Industry Co., Ltd. (Taiwan) (1)                                                 82,827,140            262,052
Hirose Electric Co., Ltd. (Japan) (1)                                                              1,780,000            118,312
Murata Manufacturing Co., Ltd. (Japan) (1)                                                         2,995,000            117,702
Hoya Corp. (Japan) (1)                                                                             1,714,000            104,700
Samsung Electro-Mechanics Co., Ltd. (South Korea) (1)                                              3,730,000             99,378
Samsung SDI Co., Ltd. (South Korea) (1)                                                            1,046,400             65,896


METALS & MINING  -  2.89%
Cia. Vale do Rio Doce, preferred nominative (Brazil)                                               6,449,800            169,518
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                   5,441,300            146,643
Cia. Vale do Rio Doce, preferred nominative, Class A                                                 100,000              2,628
BHP Billiton PLC (United Kingdom) (1)                                                             17,686,516             89,378
Xstrata PLC (United Kingdom) (1) (2)                                                               8,699,154             66,015
POSCO (South Korea) (1)                                                                              640,000             49,726
Anglogold Ltd. (South Africa) (1)                                                                  1,533,500             46,107
Alumina Ltd. (formerly WMC Ltd.) (Australia) (1)                                                  15,071,257             36,716
WMC Resources Ltd (Australia) (2)                                                                 15,421,257             34,096
Barrick Gold Corp. (Canada)                                                                        1,000,000             15,560


BEVERAGES  -  2.68%
Heineken NV (Netherlands)                                                                          5,303,750            196,391
Orkla AS (Norway) (4)                                                                             11,024,000            163,478
Foster's Group Ltd. (Australia) (1)                                                               22,698,045             61,126
Interbrew SA (Belgium)                                                                             2,800,000             56,614
Coca-Cola HBC SA (Greece)                                                                          3,364,583             42,738
Southcorp Ltd. (Australia)                                                                        18,070,700             35,479
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                                1,020,000             33,935
Diageo PLC (United Kingdom)                                                                        1,733,014             17,766


INSURANCE  -  2.25%
Mitsui Sumitomo Insurance Co., Ltd. (Japan) (1)                                                   30,646,000            133,005
AEGON NV (Netherlands) (1)                                                                        16,561,926            123,996
Sompo Japan Insurance Inc. (Japan) (1)                                                            15,999,000             75,724
Allianz AG (Germany) (1)                                                                           1,248,500             62,570
NIPPONKOA Insurance Co., Ltd. (Japan)                                                             10,217,000             33,033
Millea Holdings, Inc. (Japan) (1)                                                                      4,723             29,421
Munchener Ruckversicherungs-Gesellschaft AG (Germany)                                                469,000             27,181
QBE Insurance Group Ltd. (Australia) (1)                                                           4,918,983             24,899


SPECIALTY RETAIL  -  1.97%
INDITEX SA (Spain)                                                                                 6,878,600            133,310
Kingfisher PLC (United Kingdom)                                                                   31,203,322            113,364
Dixons Group PLC (United Kingdom)                                                                 80,985,272            109,375
FAST RETAILING CO., LTD. (Japan) (1)                                                               3,615,100             90,185


DIVERSIFIED FINANCIALS  -  1.72%
ING Groep NV (Netherlands) (1)                                                                    20,579,768            237,424
ING Groep NV, Class B, warrants, expire 2008 (2)                                                   1,730,000              4,994
ORIX Corp. (Japan) (1)                                                                             1,147,000             59,219
ORIX Corp. (ADR)                                                                                     189,600              4,977
Groupe Bruxelles Lambert SA (Belgium) (1)                                                          1,370,000             49,449
Sumitomo Trust and Banking Co., Ltd. (formerly STB Cayman Capital, Ltd.                            4,650,000             12,594
0.50% convertible debentures 2007) (Japan)
First Pacific Co. Ltd. (Hong Kong) (1) (2)                                                       109,500,000             11,194
Ayala Corp. (Philippines) (1)                                                                    121,468,000              9,174


PAPER & FOREST PRODUCTS  -  1.71%
Stora Enso Oyj, Class R (Finland) (1)                                                             15,148,443            140,730
Sappi Ltd. (South Africa) (1)                                                                     10,861,000            127,889
Abitibi-Consolidated Inc. (Canada)                                                                13,450,000             93,969
UPM-Kymmene Corp. (Finland)                                                                        2,000,000             25,819


ELECTRIC UTILITIES  -  1.50%
Scottish Power PLC (United Kingdom)                                                               33,627,300            199,722
E.ON AG (Germany)                                                                                  2,365,000             97,389
Korea Deposit Insurance Corp. 2.25% convertible debentures 2005 (South Korea) (3)            $    35,300,000             42,360
Manila Electric Co. (GDR) (Philippines) (1) (2) (3)                                                1,260,000                703
Manila Electric Co., share purchase rights, expire 2003 (1) (2)                                      185,200                 25


CHEMICALS  -  1.36%
L'Air Liquide (France)                                                                             1,704,037            225,550
Nitto Denko Corp. (Japan) (1)                                                                      3,030,000             82,060


FOOD & DRUG RETAILING  -  1.14%
Woolworths Ltd. (Australia) (1)                                                                   18,608,121            138,345
Koninklijke Ahold NV (Netherlands)                                                                35,939,200            119,414


MULTI-UTILITIES & UNREGULATED POWER  -  0.99%
National Grid Transco PLC (formerly National Grid Group PLC) (United Kingdom)                     36,641,000            224,278


OFFICE ELECTRONICS  -  0.98%
Canon, Inc. (Japan) (1)                                                                            6,390,000            223,213


MULTILINE RETAIL  -  0.96%
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                                   54,011,118            131,387
Wal-Mart de Mexico, SA de CV, Series C                                                             6,543,341             14,199
AEON Co., Ltd. (Japan) (1)                                                                         3,530,000             71,626


COMMERCIAL SERVICES & SUPPLIES  -  0.96%
Brambles Industries Ltd. (Australia) (1)                                                          26,366,136             73,300
Brambles Industries PLC (United Kingdom)                                                          17,299,500             41,536
Securitas AB, Class B (Sweden)                                                                     4,241,500             40,089
Hays PLC (United Kingdom) (1)                                                                     25,870,900             31,798
Secom Co., Ltd. (Japan) (1)                                                                          693,000             17,999
Vedior NV (Netherlands) (1)                                                                        2,740,000             12,108


HOUSEHOLD DURABLES  -  0.94%
Koninklijke Philips Electronics NV (Netherlands) (1)                                               6,010,000             94,593
Sekisui House, Ltd. (Japan) (1)                                                                    8,650,000             62,446
Sony Corp. (Japan) (1)                                                                             1,609,700             56,993


BUILDING PRODUCTS  -  0.83%
Asahi Glass Co., Ltd. (Japan) (1)                                                                 26,044,000            141,512
Tostem Inax Holding Corp. (Japan) (1)                                                              4,408,000             47,404


INDUSTRIAL CONGLOMERATES  -  0.76%
Siemens AG (Germany) (1)                                                                           4,218,750            172,996


REAL ESTATE  -  0.60%
Westfield Trust, units (Australia)                                                                24,649,100             50,777
Sun Hung Kai Properties Ltd. (Hong Kong) (1)                                                       8,150,000             38,848
Hongkong Land Holdings Ltd. (Hong Kong)                                                           34,363,300             37,800
Security Capital Global Realty (Luxembourg) (1) (2) (3)                                              369,322              6,242
Hang Lung Group Ltd. (Hong Kong) (1)                                                               3,475,000              2,852


CONSTRUCTION MATERIALS  -  0.56%
Cemex, SA de CV, ordinary participation certificates, units (ADR) (Mexico)                         5,616,177             97,946
Cemex, SA de CV, American depositary warrants, expire 2004 (2)                                       262,457                236
Holcim Ltd. (Switzerland) (1)                                                                        180,000             29,804


OTHER  -  3.64%
Cie. Financiere Richemont AG, units, Class A (Switzerland)                                         8,331,017            113,546
British Airways PLC (United Kingdom) (2)                                                          47,677,700             78,324
SAP AG (Germany) (1)                                                                               1,033,700             77,678
Yahoo Japan Corp. (Japan) (2)                                                                          9,388             77,472
Essilor (France)                                                                                   1,805,000             69,983
Gallaher Group PLC (United Kingdom)                                                                5,550,866             53,486
Metso Oyj (Finland)                                                                                5,000,000             50,929
Volvo AB, Class B (Sweden)                                                                         2,547,000             45,288
Kao Corp. (Japan) (1)                                                                              1,890,000             38,672
Johnson Electric Holdings Ltd. (Hong Kong) (1)                                                    33,659,500             37,239
Gas Natural SDG, SA (Spain) (1)                                                                    2,135,000             35,415
Swedish Match AB (Sweden)                                                                          4,688,799             34,899
BAE SYSTEMS PLC (United Kingdom) (1)                                                              17,694,000             31,429
Hindustan Lever Ltd. (India)                                                                       9,000,000             28,150
Ryanair Holdings PLC (ADR) (Ireland) (2)                                                             390,000             16,173
Ryanair Holdings PLC (2)                                                                             519,200              3,501
GKN PLC (United Kingdom)                                                                           7,725,000             19,646
Matsushita Electric Works, Ltd. (Japan) (1)                                                        2,515,000             13,279
TI Automotive Ltd., Class A (United Kingdom) (1) (2)                                               3,197,300                  0


MISCELLANEOUS  -  2.67%
Other equity securities in initial period of acquisition                                                                605,747


Total equity securities (cost: $22,970,022,000)                                                                      19,901,099



                                                                                                   Principal             Market
                                                                                                      amount              value
Bonds & notes                                                                                           (000)              (000)

ELECTRICAL EQUIPMENT  -  0.03%
Elektrim Finance BV 2.00% 2005 (1)                                                              Euro    10,031          $ 6,556



Total bonds & notes (cost: $6,463,000)                                                                                    6,556



                                                                                                   Principal             Market
                                                                                                      amount              value
Short-term securities                                                                                   (000)              (000)

CORPORATE SHORT-TERM NOTES  -  5.29%
Bank of Nova Scotia 1.22%-1.295% due 4/4-4/24/2003                                                  $112,000           $111,943
Societe Generale North America Inc. 1.25%-1.255% due 4/15-5/6/2003                                    97,500             97,399
Canadian Imperial Holdings Inc. 1.26%-1.305% due 4/2-5/5/2003                                         52,500             52,464
Asset Securitization Cooperative Corp. 1.26% due 4/8-4/16/2003 (3)                                    40,600             40,585
Dexia Delaware LLC 1.24%-1.26% due 4/11-4/22/2003                                                     75,000             74,956
American Honda Finance Corp. 1.20%-1.27% due 4/7-5/12/2003                                            73,500             73,427
KFW International Finance Inc. 1.25% due 4/4/2003                                                     34,000             33,995
KFW International Finance Inc. 1.22% due 5/5/2003 (3)                                                 16,000             15,981
Svenska Handelsbanken 1.26%-1.305% due 4/22-4/30/2003                                                 50,000             49,955
BNP Paribas Finance Inc. 1.25% due 5/1-5/27/2003                                                      50,000             49,924
BMW U.S. Capital Corp. 1.23%-1.27% due 4/3-6/6/2003                                                   46,700             46,646
Toronto-Dominion Holdings USA Inc. 1.24%-1.25% due 4/7-4/25/2003                                      46,500             46,474
Royal Bank of Scotland PLC 1.23%-1.25% due 4/4-4/29/2003                                              42,300             42,286
Danske Corp. 1.25%-1.26% due 4/30-5/12/2003                                                           42,000             41,946
Exxon Imperial U.S. Inc. 1.22% due 4/23/2003 (3)                                                      20,500             20,484
Exxon Asset Management Co. 1.20% due 4/16/2003 (3)                                                    19,000             18,990
CBA (Delaware) Finance Inc. 1.25%-1.28% due 4/9-5/21/2003                                             39,000             38,967
GE Capital International Funding Inc. 1.25%-1.27% due 4/22-5/2/2003                                   20,000             19,980
General Electric Capital Corp. 1.40% due 4/1/2003                                                     15,000             14,999
Verizon Network Funding Corp. 1.22% due 5/13/2003                                                     31,600             31,554
American General Finance Corp. 1.25% due 4/28/2003                                                    30,300             30,271
Royal Bank of Canada 1.22% due 5/19/2003                                                              29,000             28,952
ANZ (Delaware) Inc. 1.29% due 4/7/2003                                                                25,000             24,994
Bank of Montreal 1.27% due 4/10/2003                                                                  25,000             24,991
Bank of America Corp. 1.22% due 4/22/2003                                                             25,000             24,981
Telstra Corp. Ltd. 1.24% due 4/30/2003                                                                25,000             24,974
Bank of Ireland 1.25% due 5/7/2003 (3)                                                                25,000             24,968
HBOS Treasury Services PLC 1.26% due 5/7/2003                                                         25,000             24,968
Toyota Motor Credit Corp. 1.20%-1.23% due 4/4-5/9/2003 (3)                                            21,500             21,489
HSBC USA Inc. 1.25% due 4/24/2003                                                                     13,200             13,189
Spintab AB (Swedmortgage) 1.29% due 5/8/2003                                                          12,000             11,984
Siemens Capital Corp. 1.225% due 4/3/2003                                                             10,600             10,599
Abbey National North America LLC 1.255% due 5/12/2003                                                  9,500              9,486


FEDERAL AGENCY DISCOUNT NOTES  -  5.14%
Federal Home Loan Bank 1.13%-1.25% due 4/9-6/30/2003                                                 537,290            536,405
Freddie Mac 1.12%-1.25% due 4/3-6/30/2003                                                            362,768            362,109
Fannie Mae 1.165%-1.25% due 4/2-6/18/2003                                                            267,467            266,987


U.S. TREASURIES  -  0.32%
U.S. Treasury Bills 1.16% due 6/19-6/26/2003                                                          72,200             72,021


CERTIFICATES OF DEPOSIT  -  0.30%
Barclays Bank PLC 1.27% due 5/6/2003                                                                  50,000             50,000
Svenska Handelsbanken 1.305% due 4/10/2003                                                            17,000             17,000


Total short-term securities (cost: $2,503,280,000)                                                                    2,503,323


Total investment securities (cost: $25,479,765,000)                                                                  22,410,978


New Taiwanese Dollar (cost: $10,993,000)                                                          NT$350,341             10,111


Other assets less liabilities                                                                                           254,947

Net assets                                                                                                          $22,676,036

(1) Valued under fair value procedures adopted by authority of the Board of Trustees.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) The fund owns 5.10% of the outstanding voting securities of Orkla AS and thus is considered an affiliate of this company under the Investment Company Act of 1940.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements



Equity securities appearing in the portfolio since September 30, 2002
BAE SYSTEMS
BG Group
Canadian Natural Resources
Deutsche Telekom
France Telecom
Gas Natural SDG
Kao
Koninklijke Philips Electronics
KPN
Nexen
Nissin Food Products
QBE Insurance Group
Sumitomo Mitsui Financial Group
Telecom Corp. of New Zealand
Telefonica
Toronto-Dominion Bank
WMC Resources
Yahoo Japan


Equity securities eliminated from the portfolio since September 30, 2002 Air France
Anglo American
Arnoldo Mondadori Editore
Australia and New Zealand Banking Group
Bombardier
Compass Group
Credit Suisse
Daiwa House Industry
EPCOS
HeidelbergCement
Hutchison Whampoa
I.T.C.
Independent News & Media
Infosys Technologies
Land Securities Group
Manulife Financial
NEC
Nintendo
Nippon Sheet Glass
Nokia
Scania
Serono
Shire Pharmaceuticals Group
Statoil
Sumitomo Mitsui Banking
Sumitomo Realty & Development
Swiss Re
Yakult Honsha



FINANCIAL STATEMENTS

Statement of assets and liabilities
at March 31, 2003
(dollars and shares in thousands, except per-share amounts)
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $25,378,803)                                                 $22,247,500
  Affiliated issuers (cost: $100,962)                                                          163,478         $22,410,978
 Cash denominated in non-U.S. currencies
  (cost: $10,993)                                                                                                   10,111
 Cash                                                                                                                1,526
 Receivables for:
  Sales of investments                                                                         181,306
  Sales of fund's shares                                                                        61,598
  Dividends and interest                                                                       101,786             344,690
                                                                                                                22,767,305
Liabilities:
 Payables for:
  Purchases of investments                                                                      38,446
  Repurchases of fund's shares                                                                  33,374
  Investment advisory services                                                                   9,047
  Services provided by affiliates                                                                7,612
  Deferred Trustees' compensation                                                                1,221
  Other fees and expenses                                                                        1,569              91,269
Net assets at March 31, 2003                                                                                   $22,676,036

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                              $28,907,459
 Undistributed net investment income                                                                                72,707
 Accumulated net realized loss                                                                                  (3,236,239)
 Net unrealized depreciation                                                                                    (3,067,891)
Net assets at March 31, 2003                                                                                   $22,676,036

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                                                                Shares     Net asset value
                                                                       Net assets          outstanding        per share (1)

Class A                                                               $20,142,577              969,287              $20.78
Class B                                                                   387,207               18,751               20.65
Class C                                                                   275,363               13,379               20.58
Class F                                                                   860,490               41,469               20.75
Class 529-A                                                                32,856                1,584               20.74
Class 529-B                                                                 8,027                  389               20.61
Class 529-C                                                                14,850                  721               20.61
Class 529-E                                                                 2,139                  103               20.69
Class 529-F                                                                 1,155                   56               20.74
Class R-1                                                                   1,127                   55               20.67
Class R-2                                                                  29,188                1,414               20.64
Class R-3                                                                  63,178                3,054               20.68
Class R-4                                                                  76,392                3,704               20.63
Class R-5                                                                 781,487               37,606               20.78

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $22.05 and $22.01, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended March 31, 2003                                                                    (dollars in thousands)
Investment income:
 Income:
  Dividends (net of non-U.S. withholding
             tax of $61,826)                                                                $444,549
  Interest (net of non-U.S. withholding
            tax of $109)                                                                      59,770            $504,319

 Fees and expenses:
  Investment advisory services                                                               118,384
  Distribution services                                                                       68,441
  Transfer agent services                                                                     29,690
  Administrative services                                                                      2,491
  Reports to shareholders                                                                      1,114
  Registration statement and prospectus                                                        1,417
  Postage, stationery and supplies                                                             3,610
  Trustees' compensation                                                                         217
  Auditing and legal                                                                             150
  Custodian                                                                                   10,066
  State and local taxes                                                                          419
  Other                                                                                           19
  Total expenses before reimbursement                                                        236,018
   Reimbursement of expenses                                                                      64             235,954
 Net investment income                                                                                           268,365

Net realized loss and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized loss on:
  Investments                                                                               (998,253)
  Non-U.S. currency transactions                                                              (9,532)         (1,007,785)
 Net unrealized depreciation on:
  Investments                                                                             (5,981,489)
  Non-U.S. currency translations                                                              (4,788)         (5,986,277)
   Net realized loss and unrealized depreciation
    on investments and non-U.S. currency                                                                      (6,994,062)
Net decrease in net assets resulting from operations                                                         $(6,725,697)




Statement of changes in net assets                                                               (dollars in thousands)
                                                                                                  Year ended March 31
                                                                                                2003                2002
Operations:
 Net investment income                                                                      $268,365            $340,173
 Net realized loss on investments and
  non-U.S. currency transactions                                                          (1,007,785)         (1,441,337)
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                       (5,986,277)            251,222
  Net decrease in net assets
   resulting from operations                                                              (6,725,697)           (849,942)

Dividends paid to shareholders from net investment income                                   (257,468)           (666,828)

Capital share transactions                                                                   708,304           1,166,543

Total decrease in net assets                                                              (6,274,861)           (350,227)

Net assets:
 Beginning of year                                                                        28,950,897          29,301,124
 End of year (including undistributed
  net investment income: $72,707 and $65,939, respectively)                              $22,676,036         $28,950,897


See Notes to Financial Statements


Notes to financial statements


1. Organization and significant accounting policies

Organization - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%                 None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None               Declines from 5%             Classes B and 529-B
                                                       to zero                      convert to
                                                for redemptions within          classes A and 529-A,
                                                     six years of               respectively, after
                                                      purchase                      eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. For the year ended March 31, 2003, there were no non-U.S. taxes paid on realized gains. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of March 31, 2003, there were no non-U.S. taxes provided on unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of March 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $25,514,299,000.

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                                (dollars in thousands)
Undistributed net investment income and currency gains                                                        $82,737
Loss deferrals related to non-U.S. currency that were realized during the period November 1,
2002 through March 31, 2003                                                                                   (5,194)
Short-term and long-term capital loss deferrals                                                           (3,216,313)
Gross unrealized appreciation on investment securities                                                      2,403,926
Gross unrealized depreciation on investment securities                                                    (5,497,136)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $1,995,408,000 and $1,191,529,000 expiring in 2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $29,376,000, that were realized during the period November 1, 2002 through March 31, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                            Distributions from ordinary income
                              Net investment                       Distributions from            Total
                                  income and       Short-term               long-term    distributions
Share class (1)               currency gains    capital gains           capital gains             paid
Year ended March 31, 2003
Class A                            $ 236,801                -                       -        $ 236,801
Class B                                1,438                -                       -            1,438
Class C                                1,506                -                       -            1,506
Class F                                9,266                -                       -            9,266
Class 529-A                              320                -                       -              320
Class 529-B                               53                -                       -               53
Class 529-C                               99                -                       -               99
Class 529-E                               16                -                       -               16
Class 529-F                                4                -                       -                4
Class R-1                                  7                -                       -                7
Class R-2                                141                -                       -              141
Class R-3                                339                -                       -              339
Class R-4                                295                -                       -              295
Class R-5                              7,183                -                       -            7,183
Total                              $ 257,468                -                       -        $ 257,468


Year ended March 31, 2002
Class A                            $ 649,471                -                       -        $ 649,471
Class B                                6,311                -                       -            6,311
Class C                                1,788                -                       -            1,788
Class F                                9,258                -                       -            9,258
Total                              $ 666,828                -                       -        $ 666,828


(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and
    R-5 shares were offered beginning May 15, 2002.


4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.415% on such assets in excess of $44 billion. For the year ended March 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.461% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

         All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2003, unreimbursed expenses subject to reimbursement totaled $21,880,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B shares. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
         B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements described above for the year ended March 31, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
                                                                      Administrative services

                                                  -------------------------------------------------------------
                                                                                              Commonwealth of
                                                         CRMC                                     Virginia
                  Distribution    Transfer agent    administrative      Transfer agent         administrative
  Share class       services         services          services            services               services
---------------------------------------------------------------------------------------------------------------
    Class A         $59,595          $29,077        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          4,127             613          Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          2,460           Included            $369                $162            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F          1,872           Included            1,123                180            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          30            Included              32                  4                  $21
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          48            Included              7                   4                   5
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          91            Included             14                   6                    9
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E          6             Included              2                  -*                   1
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F          1             Included              1                  -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1           4             Included              1                   4             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           61            Included              13                 73             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           90            Included              27                  31            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4           56            Included             33                   6             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             357                  6             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total          $68,441          $29,690            $1,979               $476                 $36
----------------===============================================================================================
* Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class(1)
                                                                             Reinvestments
                                            Sales(2)                         of dividends
                                    Amount           Shares              Amount         Shares
Year ended March 31, 2003
Class A                        $ 7,164,145          299,232           $ 221,164          9,688
Class B                            147,204            6,143               1,374             61
Class C                            470,319           19,960               1,445             64
Class F                          1,086,194           46,454               8,296            364
Class 529-A                         35,222            1,461                 320             14
Class 529-B                          8,666              365                  53              2
Class 529-C                         16,234              679                  99              4
Class 529-E                          2,434              102                  16              1
Class 529-F                          1,254               57                   4             -*
Class R-1                            1,309               59                   7             -*
Class R-2                           37,913            1,698                 141              6
Class R-3                           85,984            3,854                 339             15
Class R-4                           94,445            4,173                 295             13
Class R-5                          909,161           39,513               6,647            291
Total net increase
   (decrease) in fund         $ 10,060,484          423,750           $ 240,200         10,523





                                                                              Net (decrease)
                                         Repurchases(2)                         increase
                                     Amount          Shares               Amount         Shares

Class A                        $ (8,516,979)       (359,134)        $ (1,131,670)       (50,214)
Class B                             (70,765)         (3,042)              77,813          3,162
Class C                            (307,126)        (13,213)             164,638          6,811
Class F                            (611,922)        (26,665)             482,568         20,153
Class 529-A                            (649)            (29)              34,893          1,446
Class 529-B                            (103)             (5)               8,616            362
Class 529-C                            (251)            (11)              16,082            672
Class 529-E                             (16)             (1)               2,434            102
Class 529-F                             (16)             (1)               1,242             56
Class R-1                               (84)             (4)               1,232             55
Class R-2                            (6,463)           (290)              31,591          1,414
Class R-3                           (17,822)           (815)              68,501          3,054
Class R-4                           (10,546)           (482)              84,194          3,704
Class R-5                           (49,638)         (2,198)             866,170         37,606
Total net increase
   (decrease) in fund          $ (9,592,380)       (405,890)           $ 708,304         28,383



                                                                             Reinvestments
                                            Sales(2)                         of dividends
                                    Amount           Shares              Amount         Shares
Year ended March 31, 2002
Class A                        $ 9,059,063          328,493           $ 605,552         22,817
Class B                            164,970            5,971               6,017            227
Class C                            282,238           10,431               1,693             64
Class F                            847,323           30,903               7,990            301
Class 529-A                          3,735              138                   -              -
Class 529-B                            728               27                   -              -
Class 529-C                          1,317               49                   -              -
Class 529-E                             31                1                   -              -
Total net increase
   (decrease) in fund         $ 10,359,405          376,013           $ 621,252         23,409




                                                                             Net (decrease)
                                         Repurchases(2)                         increase
                                     Amount          Shares               Amount         Shares

Class A                        $ (9,375,535)       (340,273)           $ 289,080         11,037
Class B                             (49,348)         (1,830)             121,639          4,368
Class C                            (114,561)         (4,294)             169,370          6,201
Class F                            (274,669)        (10,125)             580,644         21,079
Class 529-A                              (1)             -*                3,734            138
Class 529-B                               -               -                  728             27
Class 529-C                               -               -                1,317             49
Class 529-E                               -               -                   31              1
Total net increase
   (decrease) in fund          $ (9,814,114)       (356,522)         $ 1,166,543         42,900




* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2) Includes exchanges between share classes of the fund.


6. Restricted securities

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of March 31, 2003, the total value of restricted securities was $223,151,000, which represents 0.98% of the net assets of the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,350,050,000 and $6,416,294,000, respectively, during the year ended March 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended March 31, 2003, the custodian fee of $10,066,000 includes $29,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                            (Loss)income from investment operations(2)
                                                                                     Net
                                       Net asset                           (losses)gains                          Dividends
                                          value,                 Net       on securities     Total from           (from net
                                       beginning          investment      (both realized     investment          investment
                                       of period              income      and unrealized)    operations              income)
Class A:
 Year ended 3/31/2003                     $27.23                $.25              $(6.46)        $(6.21)              $(.24)
 Year ended 3/31/2002                      28.72                 .33               (1.16)          (.83)               (.66)
 Year ended 3/31/2001                      44.61                 .69              (12.65)        (11.96)               (.19)
 Year ended 3/31/2000                      30.21                 .34               15.74          16.08                (.29)
 Year ended 3/31/1999                      29.56                 .42                1.85           2.27                (.36)
Class B:
 Year ended 3/31/2003                      27.09                 .07               (6.43)         (6.36)               (.08)
 Year ended 3/31/2002                      28.56                 .11               (1.14)         (1.03)               (.44)
 Year ended 3/31/2001                      44.59                 .47              (12.65)        (12.18)               (.11)
 Period from 3/15/2000 to 3/31/2000        43.09                 .03                1.47           1.50                   -
Class C:
 Year ended 3/31/2003                      27.07                 .05               (6.42)         (6.37)               (.12)
 Year ended 3/31/2002                      28.56                 .06               (1.14)         (1.08)               (.41)
 Period from 3/15/2001 to 3/31/2001        28.87                 .06                (.37)          (.31)                  -
Class F:
 Year ended 3/31/2003                      27.23                 .24               (6.46)         (6.22)               (.26)
 Year ended 3/31/2002                      28.72                 .26               (1.11)          (.85)               (.64)
 Period from 3/15/2001 to 3/31/2001        29.02                 .07                (.37)          (.30)                  -
Class 529-A:
 Year ended 3/31/2003                      27.23                 .23               (6.45)         (6.22)               (.27)
 Period from 2/15/2002 to 3/31/2002        26.02                 .11                1.10           1.21                   -
Class 529-B:
 Year ended 3/31/2003                      27.21                 .02               (6.43)         (6.41)               (.19)
 Period from 2/19/2002 to 3/31/2002        25.54                 .08                1.59           1.67                   -
Class 529-C:
 Year ended 3/31/2003                      27.20                 .02               (6.42)         (6.40)               (.19)
 Period from 2/15/2002 to 3/31/2002        26.02                 .09                1.09           1.18                   -
Class 529-E:
 Year ended 3/31/2003                      27.23                 .15               (6.44)         (6.29)               (.25)
 Period from 3/7/2002 to 3/31/2002         27.39                 .06                (.22)          (.16)                  -
Class 529-F:
 Period from 9/16/2002 to 3/31/2003        22.67                 .16               (1.83)         (1.67)               (.26)
Class R-1:
 Period from 6/17/2002 to 3/31/2003        26.26                 .06               (5.41)         (5.35)               (.24)
Class R-2:
 Period from 5/31/2002 to 3/31/2003        27.34                 .10               (6.55)         (6.45)               (.25)
Class R-3:
 Period from 5/21/2002 to 3/31/2003        27.64                 .17               (6.86)         (6.69)               (.27)
Class R-4:
 Period from 6/7/2002 to 3/31/2003         26.69                 .22               (6.00)         (5.78)               (.28)
Class R-5:
 Period from 5/15/2002 to 3/31/2003        27.55                 .26               (6.74)         (6.48)               (.29)



                                     Dividends and distributions

                                    Distributions            Total           Net asset                               Net assets,
                                    (from capital    dividends and          value, end            Total            end of period
                                            gains)   distributions           of period         return(3)            (in millions)
Class A:
 Year ended 3/31/2003                         $ -            ($.24)             $20.78           (23.16)%             $20,143
 Year ended 3/31/2002                           -             (.66)              27.23            (2.63)               27,765
 Year ended 3/31/2001                       (3.74)           (3.93)              28.72           (28.02)               28,963
 Year ended 3/31/2000                       (1.39)           (1.68)              44.61            54.32                38,837
 Year ended 3/31/1999                       (1.26)           (1.62)              30.21             8.19                22,083
Class B:
 Year ended 3/31/2003                           -             (.08)              20.65           (23.79)                  387
 Year ended 3/31/2002                           -             (.44)              27.09            (3.34)                  422
 Year ended 3/31/2001                       (3.74)           (3.85)              28.56           (28.53)                  321
 Period from 3/15/2000 to 3/31/2000             -                -               44.59             3.48                    30
Class C:
 Year ended 3/31/2003                           -             (.12)              20.58           (23.80)                  275
 Year ended 3/31/2002                           -             (.41)              27.07            (3.53)                  178
 Period from 3/15/2001 to 3/31/2001             -                -               28.56            (1.07)                   10
Class F:
 Year ended 3/31/2003                           -             (.26)              20.75           (23.21)                  861
 Year ended 3/31/2002                           -             (.64)              27.23            (2.71)                  580
 Period from 3/15/2001 to 3/31/2001             -                -               28.72            (1.03)                    7
Class 529-A:
 Year ended 3/31/2003                           -             (.27)              20.74           (23.22)                   33
 Period from 2/15/2002 to 3/31/2002             -                -               27.23             4.88                     4
Class 529-B:
 Year ended 3/31/2003                           -             (.19)              20.61           (23.91)                    8
 Period from 2/19/2002 to 3/31/2002             -                -               27.21             6.77                     1
Class 529-C:
 Year ended 3/31/2003                           -             (.19)              20.61           (23.88)                   15
 Period from 2/15/2002 to 3/31/2002             -                -               27.20             4.77                     1
Class 529-E:
 Year ended 3/31/2003                           -             (.25)              20.69           (23.48)                    2
 Period from 3/7/2002 to 3/31/2002              -                -               27.23             (.36)                    - (4)
Class 529-F:
 Period from 9/16/2002 to 3/31/2003             -             (.26)              20.74            (7.57)                    1
Class R-1:
 Period from 6/17/2002 to 3/31/2003             -             (.24)              20.67           (20.56)                    1
Class R-2:
 Period from 5/31/2002 to 3/31/2003             -             (.25)              20.64           (23.80)                   29
Class R-3:
 Period from 5/21/2002 to 3/31/2003             -             (.27)              20.68           (24.40)                   63
Class R-4:
 Period from 6/7/2002 to 3/31/2003              -             (.28)              20.63           (21.87)                   76
Class R-5:
 Period from 5/15/2002 to 3/31/2003             -             (.29)              20.78           (23.71)                  782


                                            Ratio of                           Ratio of
                                            expenses                         net income
                                          to average                         to average
Class A:                                  net assets                         net assets
 Year ended 3/31/2003
 Year ended 3/31/2002                           .90%                              1.06%
 Year ended 3/31/2001                            .88                               1.21
 Year ended 3/31/2000                            .84                               1.89
 Year ended 3/31/1999                            .84                                .93
Class B:                                         .84                               1.45
 Year ended 3/31/2003
 Year ended 3/31/2002                           1.68                                .28
 Year ended 3/31/2001                           1.65                                .41
 Period from 3/15/2000 to 3/31/2000             1.61                               1.40
Class C:                                         .07                                .06
 Year ended 3/31/2003
 Year ended 3/31/2002                           1.74                                .19
 Period from 3/15/2001 to 3/31/2001             1.77                                .22
Class F:                                         .08                                .18
 Year ended 3/31/2003
 Year ended 3/31/2002                            .94                               1.00
 Period from 3/15/2001 to 3/31/2001              .95                                .98
Class 529-A:                                     .05                                .22
 Year ended 3/31/2003
 Period from 2/15/2002 to 3/31/2002              .94                                .98
Class 529-B:                                     .13                                .42
 Year ended 3/31/2003
 Period from 2/19/2002 to 3/31/2002             1.86                                .07
Class 529-C:                                     .20                                .29
 Year ended 3/31/2003
 Period from 2/15/2002 to 3/31/2002             1.84                                .08
Class 529-E:                                     .22                                .35
 Year ended 3/31/2003
 Period from 3/7/2002 to 3/31/2002              1.30                                .66
Class 529-F:                                     .09                                .23
 Period from 9/16/2002 to 3/31/2003
Class R-1:                                      1.05  (5)                          1.31  (5)
 Period from 6/17/2002 to 3/31/2003
Class R-2:                                      1.73  (5),(6)                       .32  (5)
 Period from 5/31/2002 to 3/31/2003
Class R-3:                                      1.70  (5),(6)                       .53  (5)
 Period from 5/21/2002 to 3/31/2003
Class R-4:                                      1.31  (5),(6)                       .87  (5)
 Period from 6/7/2002 to 3/31/2003
Class R-5:                                       .96  (5),(6)                      1.27  (5)
 Period from 5/15/2002 to 3/31/2003
                                                 .63  (5)                          1.31  (5)


                                                                Year ended March 31
                                                    2003     2002      2001      2000       1999

Portfolio turnover rate for all classes of shares    29%      27%       37%       29%        32%


(1) Based on operations for the period shown (unless otherwise noted)and, accordingly, may not be representative of a full year.
(2) The year ended 1999 is based on shares outstanding on the last day of the year; all other periods are  based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.84%, 2.33% and 1.35% for classes R-1, R-2 and R-3, respectively. The expense ratio for Class R-4 was not affected by any payments made by CRMC.


Independent auditors' report

To the Board of Trustees and Shareholders of EuroPacific Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund, Inc. (the "Fund") as of March 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2002 and financial highlights for each of the years in the four year period ended March 31, 2002 were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EuroPacific Growth Fund, Inc. as of March 31, 2003, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Los Angeles, California
May 5, 2003

Tax information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended March 31, 2003 is $61,416,000. Foreign source income earned by the fund for the fiscal year ended March 31, 2003 was $538,585,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.26% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (UNAUDITED)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended March 31, 2003:
                                                                                              1 YEAR         LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        -27.59%           -18.80%/1/
Not reflecting CDSC                                                                           -23.79%           -18.09%/1/

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     -24.56%           -14.43%/2/
Not reflecting CDSC                                                                           -23.80%           -14.43%/2/

CLASS F SHARES/3/
Not reflecting annual asset-based fee charged by sponsoring firm                              -23.21%           -13.73%/2/

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         -27.62%           -21.82%/4/
Not reflecting maximum sales charge                                                           -23.22%           -17.57%/4/

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     -27.68%           -20.04%/5/
Not reflecting CDSC                                                                           -23.91%           -17.07%/5/

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     -24.64%           -18.29%/4/
Not reflecting CDSC                                                                           -23.88%           -18.29%/4/

CLASS 529-E SHARES/3/
Total return                                                                                  -23.48%           -22.47%/6/

CLASS 529-F SHARES/3/
Total return                                                                                   --                -7.57%/7/

/1/ Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/ Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.
/3/ These shares are sold without any initial or contingent deferred sales charge.
/4/ Average annual compound return from February 15, 2002, when Class 529-A and Class 529-C shares were first sold.
/5/ Average annual compound return from February 19, 2002, when Class 529-B shares were first sold.
/6/ Average annual compound return from March 7, 2002, when Class 529-E shares were first sold.
/7/ From September 16, 2002, when Class 529-F shares were first sold.

RESULTS OF MEETING OF SHAREHOLDERS HELD MARCH 13, 2003              (UNAUDITED)
(ADJOURNED SESSION APRIL 15, 2003)

Shares outstanding (all classes) on record date
     (December 27, 2002)                                  1,082,806,211
Shares present on March 13, 2003 (proposals 1 and 3)        610,681,244 (56.4%)
Shares present on April 15, 2003 (proposals 2a, 2b and 2c)  548,730,930 (50.7%)

PROPOSAL 1: ELECTION OF TRUSTEES

                                                                  Percent of                                   Percent of
                                                                    shares              Votes                    shares
Trustee                                 Votes for                 voting for          withheld                  withheld
Elisabeth Allison                         603,203,342                98.8%              7,477,902                 1.2%
Mark E. Denning                           603,687,526                98.9               6,993,718                 1.1
Gina H. Despres                           603,110,709                98.8               7,570,535                 1.2
Robert A. Fox                             603,009,465                98.7               7,671,779                 1.3
Koichi Itoh                               602,968,234                98.7               7,713,010                 1.3
William H. Kling                          602,924,838                98.7               7,756,406                 1.3
John G. McDonald                          601,657,763                98.5               9,023,481                 1.5
William I. Miller                         603,231,677                98.8               7,449,567                 1.2
Alessandro Ovi                            602,927,687                98.7               7,753,557                 1.3
Kirk P. Pendleton                         603,334,131                98.8               7,347,113                 1.2

PROPOSAL 2: APPROVAL OF THE REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:

a) Revise policy regarding lending activities
b) Revise policy regarding borrowing and senior securities
c) Revise policy regarding illiquid/restricted securities

PROPOSAL 3: RATIFICATION OF ACCOUNTANTS

                                          Percent of                           Percent of                            Percent of
                                            shares                               shares                                shares
                           Votes for      voting for     Votes against       voting against        Abstentions       abstaining
Proposal      2a           380,028,955       88.9%           24,838,953           5.8%              22,721,643          5.3%
              2b           380,705,944       89.0            24,463,415           5.7               22,420,192          5.3
              2c           370,318,827       86.6            25,560,259           6.0               31,710,465          7.4

Proposal      3            596,159,390       97.6             7,022,911           1.2                7,498,943          1.2

(Broker non-votes on proposals 2a, 2b and 2c = 121,141,379)

BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES
                                             YEAR FIRST
                                              ELECTED A
                                             TRUSTEE OF
NAME AND AGE                                  THE FUND/1/     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Elisabeth Allison, 56                           1991          Administrative Director, ANZI, Ltd. (financial publishing and consulting); publishing consultant, Harvard Medical School; former
                                                              Senior Vice President, Planning and Development, McGraw Hill, Inc.

Robert A. Fox, 66                               1984          Managing General Partner, Fox Investments LP; Professor, University
                                                              of California; former President and CEO, Foster Farms (poultry producer)

Koichi Itoh, 62                                 1994          Executive Chairman, Itoh Building Co. Ltd.; former President,
                                                              Autosplice KK; former Managing Partner, VENCA Management (venture capital)

William H. Kling, 61                            1987          President, American Public Media Group

John G. McDonald, 66                            1984          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                              University

William I. Miller, 47                           1992          Chairman of the Board, Irwin Financial Corporation

Alessandro Ovi, 59                              2002          Special Advisor to the President of the European Commission; former
                                                              CEO, Tecnitel

Kirk P. Pendleton, 63                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

 "NON-INTERESTED" TRUSTEES
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                            FUND COMPLEX/2/
                                              ON WHICH
NAME AND AGE                               TRUSTEE SERVES     OTHER DIRECTORSHIPS/3/ HELD BY TRUSTEE


Elisabeth Allison, 56                             3           None

Robert A. Fox, 66                                 7           Crompton Corporation

Koichi Itoh, 62                                   3           None

William H. Kling, 61                              6           Irwin Financial Corporation; St. Paul Companies

John G. McDonald, 66                              8           Capstone Turbine Corp.; iStar Financial, Inc.; Plum Creek Timber Co.;
                                                              Scholastic Corporation; Varian, Inc.

William I. Miller, 47                             3           Cummins, Inc.; Tennant Company

Alessandro Ovi, 59                                2           Korn & Ferry; SEAT (Telecom Italia);
                                                              ST Microelectronics

Kirk P. Pendleton, 63                             6           None

Alan Greenway, a founding Trustee and member of the Board since 1984, retired effective March 2003. The Trustees thank him for his many contributions to the fund.

"INTERESTED" TRUSTEES/4/
                                             YEAR FIRST
                                             ELECTED A          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                            TRUSTEE OR OFFICER     AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                          OF THE FUND/1/      PRINCIPAL UNDERWRITER OF THE FUND

Gina H. Despres, 61                             1999            Senior Vice President, Capital Research and
Chairman of the Board                                           Management Company; Vice President, Capital Strategy Research,
                                                                Inc./5/

Mark E. Denning, 45                             1999            Director, Capital Research and Management
President and Principal                                         Company; Director, The Capital Group Companies,
Executive Officer                                               Inc.;/5/ Senior Vice President, Capital Research Company/5/

"INTERESTED" TRUSTEES/4/
                                             NUMBER OF
                                          BOARDS WITHIN THE
                                            FUND COMPLEX/2/
NAME, AGE AND                                 ON WHICH
POSITION WITH FUND                         TRUSTEE SERVES       OTHER DIRECTORSHIPS/3/ HELD BY TRUSTEE

Gina H. Despres, 61                               4             None
Chairman of the Board

Mark E. Denning, 45                               1             None
President and Principal
Executive Officer


THE STATEMENT OF ADDITIONAL  INFORMATION  INCLUDES ADDITIONAL  INFORMATION ABOUT
FUND TRUSTEES AND IS AVAILABLE  WITHOUT CHARGE UPON REQUEST BY CALLING  AMERICAN
FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS
OF THE FUND IS 333 SOUTH HOPE STREET,  LOS ANGELES,  CA 90071,  ATTENTION:  FUND
SECRETARY.

/1/ Trustees and officers of the fund serve until their resignation, removal or retirement.
/2/ Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
/4/ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/ Company affiliated with Capital Research and Management Company.

OTHER OFFICERS
                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                OFFICER OF       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                            THE FUND/1/     PRINCIPAL UNDERWRITER OF THE FUND

Stephen E. Bepler, 60                           1984          Senior Vice President, Capital Research Company/2/
Executive Vice President

Robert W. Lovelace, 40                          1996          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Chairman of the Board and Principal Executive
                                                              Officer, Capital Research Company;/2/ Director, American Funds
                                                              Distributors, Inc.;/2/  Director, The Capital Group
                                                              Companies, Inc./2/

Alwyn Heong, 43                                 1998          Senior Vice President, Capital Research Company/2/
Vice President

Hiromi Mizugaki, 41                             1998          Vice President, Capital Research Company/2/
Vice President

Vincent P. Corti, 46                            1984          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. Marcia Gould, 48                             1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Dayna Yamabe, 36                                1998          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

/1/ Trustees and officers of the fund serve until their resignation, removal or retirement.
/2/  Company affiliated with Capital Research and Management Company.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.04%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of EuroPacific Growth Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long termSM

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

BOND FUNDS
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
Seeking stable monthly income through money market instruments
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. EUPAC-011-0503
Litho in USA BG/AL/6159

Printed on recycled paper